ROCKHAVEN ASSET MANAGEMENT

THE RISK MANAGERS

THE ROCKHAVEN FUND


THE ROCKHAVEN PREMIER
DIVIDEND FUND

Annual Report

For the year ended September 30, 1999


Dear Investor:

Thank you for your support of Rockhaven. We realize that you have literally thousands of mutual funds from which to choose to invest your hard-earned savings. We appreciate the confidence you have shown in us by becoming fellow shareholders (all of the Rockhaven employees have a significant portion of their net worth invested in the Funds), and we will continue to work hard to justify your confidence.

During a recent speech given by Federal Reserve Chairman Alan Greenspan, he stated that: "Information technology has begun to alter, fundamentally, the manner in which we do business and create economic value, thereby accelerating productivity growth and raising living standards. This has contributed to the greatest prosperity the world has ever witnessed."

This is bullish talk for a man better known for chiding Wall Street for its "irrational exuberance." Maybe something different is going on. As investors, one of the biggest risks we face is clinging to the nostalgic "good old days" that never were. As in life, successful investors are those with open, creative minds who look forward to the challenges that a new day brings. This does not mean ignoring risks, but instead figuring out ways to manage risk and prosper from it.

THE BEGINNING

The start of the greatest bull market in U.S. history coincided with me beginning my MBA in August 1982. I was originally enrolled in law school, but hated it, so I switched to the MBA program instead. My fiance's family was proud of the fact that their daughter was marrying a lawyer, and to this day, I think they still regret my decision.

In 1982, the economy was in a recession; the inflation rate and interest rates were in double digits. The Dow Jones Industrial Average was at 776.92, and had spent the last 16 years below 1,000. When I told my family and my future wife's family that I was going to be a security analyst, they thought I was going to be guarding some office building with a gun and a donut.

Remember that in 1982, "buy the dips" was not even a glimmer of a thought, and most people had never heard of an index fund. The only sound investment was double-digit money funds and certificates of deposit.

FAST FORWARD

Wow! How 17 years of 18% annualized returns change things. The economy is in its longest expansion ever. Inflation and interest rates are at their lowest levels in decades. More people own stocks than ever before. Even my in-laws are warming up to me, though I think it has more to do with the grandchildren than the market.

But 17 years of 18% returns, or 28% a year for the last four years, just isn't enough. Not when stocks are doubling or tripling in a matter of days or weeks. When seasoned executives making $1 or $2 million a year are quitting their jobs because 30-year old Internet employees are worth $200 million. No, everyone just wants a piece of the pie, their fair share of the great American dream.

REALITY CHECK

Generally, stocks go up for two reasons: 1) falling interest rates, which leads to P/E expansion, and 2) earnings growth. In the last 17 years, we have seen interest rates drop from 14% to 5 - 6%. But, while the S&P 500 is up 1,216%, S&P 500 earnings are up only 229%. So, unless interest rates decline to 2%, or after the longest economic expansion in history earnings growth begins to accelerate, the easy money has been made.

Alan Greenspan is right about the information technology revolution that is changing the world and ushering in the greatest prosperity in history. But, unless interest rates fall dramatically or earnings accelerate dramatically, we have seen the best that this bull market has to offer. Not that it is over by a long shot, just that the easy money has been made and investors will have to come to grips with the reality of single-digit returns. Ah . . . I can't wait to see what the next 17 years bring!

CURRENT ENVIRONMENT

"Don't fight the Fed, and don't fight the tape."

Clearly in the last quarter, this old Wall Street adage held true. With the Fed raising rates and adopting a tightening bias and with continuing narrow leadership, it's easy to see why the quarter was so sloppy.

     EARNINGS - The economic expansion has continued to benefit large swaths of the economy. Overall, corporate earnings were up 10.5% in the first quarter, 14.7% in the second quarter, and the third quarter appears on track for equally strong gains. Surprisingly though, hardly a day goes by without a major earnings disappointment. It has clearly been a minefield out there. Another disturbing tidbit is that junk bond defaults are at 5.3%, which is the fastest pace since 1992. A contradiction in an economic boom.

     INTEREST RATES - The yield on the long-bond continued to rise in the third quarter to 6.05%, which is up 0.96% from 5.10% at year-end. Clearly the biggest impediment has been the Fed's hawkish stance towards inflation. But we have also seen a strong rebound in commodity prices from very depressed levels. The Commodity Research Bureau Index is up 12% from it's low and gold has rallied 20%. It is still too soon to determine whether these rallies are purely technical or whether they have real fundamental underpinnings. We continue to believe that we will have cyclical bouts of inflation, but the long-term secular trend is still down. Global over-capacity and the deflationary force of the Internet will continue to keep a lid on interest rates.

     LIQUIDITY - The Fed's tightening bias, along with the strength of the yen vs. the dollar, have both contributed to lowering investors' appetite for U.S. stocks. Also, the fear of Y2K disruptions has caused many investors to postpone putting new money to work.

     SUMMARY - Overall, we are not overly concerned about a bear market. The U.S. economy is still very healthy, and interest rates will probably stay in a 5.50 - 6.50% trading range. Similarly though, we do not see any real impetus for a strong rally. We believe that single-digit equity returns will be the norm for some time, which is the perfect environment for higher yielding stocks and convertibles.

TRACKING PROGRESS

During the first quarter of 1999, growth stocks outperformed value, but in the second quarter, value mounted a huge rally to overtake growth. The third quarter saw performance flip-flop again with growth coming out on top.

     S&P/BARRA Value              -9.24%     10.76%      2.85%      3.48%

     S&P/BARRA Growth             -3.49%      3.83%      6.86%      7.08%

     S&P 500                      -6.25%      7.05%      4.98%      5.36%

     Merrill Lynch All-Cvt.       -1.25%      7.35%      5.46%     11.80%

                                                               Source: Bloomberg

As fears of an overheating economy have subsided somewhat in response to the Fed's tightening bias, investors have moved towards a focus on earnings growth in a slowing economy. The companies with the best growth prospects continue to be the large-cap technology and communication concerns.

The S&P 500 peaked on July 16 at 1420, and was down -9.34% by September 30. Year-to-date, just eleven stocks accounted for 100% of the index's return, and eight of the eleven were technology companies.

Technology has clearly led the charge, and now accounts for 26% of the S&P 500's weight. Microsoft alone, with a weight of 4.4%, is larger than the chemical, paper, steel, airline, railroad, and precious metals industries combined. The following table shows how tech has grown from only 7% of the index in 1990 to its present weight of 26%. It also shows how energy has fallen from 27% in 1980 to its present weight of only 6%.

   SECTOR WEIGHTS        1980    1986    1990     1994    1997    1998    9/99
   --------------        -----------------------------------------------------

   Basic Industries        8%      7%      7%       7%     5%       3%     3%
   Capital Goods          11      11      10       10      9        8      9
   Communication Svcs.     6       8       9        9      6        8      8
   Consum. Cyclicals      10      14      11       12      9        9      8
   Consumer Staples        8      12      17       16     16       15     11
   Energy                 27      12      13       10      8        6      6
   Finance                 5      10       8       11     17       14     15
   Health Care             6       7      10        9     11       12     11
   Technology             10       9       7       10     13       19     26
   Transportation          2       2       1        1      1        1      1
   Utilities               6       8       7        5      3        3      3

                                          Source: Donaldson, Lufkin and Jenrette

The convertible market has undergone the same transformation, with technology rising from 16% in 1994, to its current weight of 35%. The large weight in technology goes a long way to explaining why convertible indexes have done so well this year.


  SECTOR WEIGHTS              1994     1995    1996      1997    1998     9/99
  --------------              ----     ----    ----      ----    ----     ----

  Basic Industries            9.5%     9.1%     9.3%     5.4%    6.3%     6.8%
  Capital Goods               5.2      5.4      5.1      3.7     2.6      1.7
  Conglomerate                2.1      2.8      1.5      1.3     1.3      0.6
  Consum. Cyclicals          16.0      9.4     12.1     11.6    10.9      9.6
  Consumer Services          11.2     11.4     13.7     15.6    16.8     15.2
  Consumer Staples            7.3      8.2      8.1      8.8    10.7      9.8
  Credit Cyclicals            0.9      1.8      1.0      0.9     0.9      0.6
  Energy                      9.7      8.1      9.8     10.0     5.3      6.7
  Finance                    16.0     17.6     16.5     16.5    11.0      8.1
  Technology                 16.1     19.0     19.2     21.9    29.0     35.4
  Transportation              4.1      5.0      1.3      1.6     1.8      1.4
  Utilities                   1.7      2.3      2.4      2.7     3.5      4.1

                                                           Source: Merrill Lynch

Of course, if we only knew how powerful tech was going to be, we would all have been over-weight in technology . . .but we didn't. Just like it would be great to know what sectors will have the greatest movement over the next ten years...but we don't. This is the main reason we stay sector-neutral to our benchmarks. We know the current makeup of any index, therefore, it is simple to be exposed to the sectors that are working. If tech continues to grow, so will our exposure, but if it declines, so will our exposure.

Where we try to add value is not by focusing on "educated" guesses as to the market's or a sector's direction, but instead we focus all of our energy on choosing the most attractive and avoiding the least attractive securities in each sector.

In summary, both the Rockhaven Fund and the Premier Dividend Fund will STRIVE to offer investors solid participation in their respective benchmarks with less risk and more income. In the last six months I think we did a pretty good job of that, and we look forward to the new millennium.

Thanks for your support,

Christopher Wiles

Past performance of the indices mentioned and the convertible market are not indicative of future performance.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Standard & Poor's BARRA Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Value Index. The Standard & Poor's BARRA Growth Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios. It is designed so that approximately 50% of the SPX market capitalization is in the Growth Index. The Merrill Lynch All-Convertible Index includes U.S. dollar-denominated convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structure. These indices are not available for investment and do not incur charges or expenses.

          Comparison of the change in value of a $10,000 investment in
       The Rockhaven Fund versus the S&P 500 Composite Stock Price Index and the S&P/Barra Value Fund Index.

      Average Annual Total Return(1)
One Year.........................  14.87%
Since Inception (11/3/97) .......   6.63%

                The Rockhaven Premier       Merrill Lynch All
                    Dividend Fund           Convertible Index
                    -------------           -----------------
3-Nov-97             $10,000                    $10,000
30-Nov-97             $9,940                    $10,004
31-Dec-97            $10,106                    $10,102
31-Jan-98            $10,197                    $10,128
28-Feb-98            $10,879                    $10,582
31-Mar-98            $11,158                    $10,971
30-Apr-98            $11,532                    $11,041
29-May-98            $11,350                    $10,797
30-Jun-98            $11,228                    $10,887
31-Jul-98            $10,954                    $10,714
31-Aug-98             $9,706                     $9,483
30-Sep-98             $9,990                     $9,673
31-Oct-98            $10,551                     $9,923
30-Nov-98            $11,162                    $10,397
31-Dec-98            $11,605                    $11,005
31-Jan-99            $12,127                    $11,548
28-Feb-99            $12,045                    $11,144
31-Mar-99            $12,782                    $11,605
30-Apr-99            $13,399                    $12,077
31-May-99            $13,008                    $12,015
30-Jun-99            $13,791                    $12,458
31-Jul-99            $13,709                    $12,379
31-Aug-99            $13,771                    $12,223
30-Sep-99            $12,803                    $12,303

Past performance is not predictive of future results.

*    The   S&P   500    Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 lower price-to-book ratios.

(1) Average Annual Total Return represents the average change in account value over the periods indicated and includes the maximum sales charge.


          Comparison of the change in value of a $10,000 investment in
                 The Rockhaven Premier Dividend Fund versus the
                      Merrill Lynch All Convertible Index.


   Average Annual Total Return(1)

One Year......................   28.16%
Since Inception (11/3/97) ....   13.84%

(insert graph)


Past performance is not predictive of future results.

* The Valuation calculation for the Merrill Lynch All-Convertible Index is for the period November 1, 1997 through September 30, 1999.

* The Merrill Lynch All-Convertible Index includes U.S. dollar-denominated convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structure.

(1) Average Annual Total Return represents the average change in account value over the periods indicated and includes the maximum sales charge.

SCHEDULE OF INVESTMENTS at September 30, 1999
--------------------------------------------------------------------------------
 Shares/
Principal COMMON STOCKS &
  Amount  CONVERTIBLE SECURITIES: 101.75%                          Market Value
--------------------------------------------------------------------------------
          Basic Materials: 3.12%
    700   E. I. du Pont de Nemours and Company...................   $    42,613
  1,000   Sealed Air Corporation, CONV PFD $2 Series A ..........        50,750
                                                                   ------------
                                                                         93,363
                                                                   ------------
          Capital Goods/Diversified: 7.05%
    800   General Electric Company                                       94,850
  2,400   Ingersoll-Rand Co., CONV PFD 6.75%                             63,000
    900   United Technologies Corporation                                53,381
                                                                   ------------
                                                                        211,231
                                                                   ------------
          Consumer Cyclical: 3.11%
    650   Ford Motor Company ....................................        32,622
    500   Mattel, Inc. ..........................................         9,500
  1,200   Tribune Company/Mattel, Inc., CONV PFD 6.25% ..........        28,050
    500   Union Pacific Corporation, CONV PFD 6.25% .............        22,812
                                                                   ------------
                                                                         92,984
                                                                   ------------
          Energy: 6.32%
  2,700   Enron Corp., CONV PFD 7% ..............................        59,569
    700   Mobil Corporation .....................................        70,525
  1,300   Shell Transport and Trading ADR .......................        59,150
                                                                   ------------
                                                                        189,244
                                                                   ------------
          Finance: 14.43%
    500   American International Group, Inc......................        43,469
    700   Bankamerica/Jefferson-Pilot
           Corporation, CONV PFD 7.25%...........................        64,050
  1,950   Citigroup Inc..........................................        85,800
    700   Fannie Mae.............................................        43,881
    500   J.P. Morgan & Co., Incorporated........................        57,125
  4,000   Lincoln National  Corporation, CONV PFD 7.75%..........        83,750
    800   Merrill Lynch & Co., Inc...............................        53,750
                                                                   ------------
                                                                        431,825
                                                                   ------------
          Health Care: 11.29%
 50,000   Athena Neurosciences, Inc./Elan,
           CONV BOND 4.75% 11/15/2004............................  $     56,188
  1,000   Bristol-Myers Squibb Company...........................        67,500
 50,000   Centocor, Inc., CONV BOND 4.75%, 2/21/2001.............        66,062
    325   Johnson & Johnson .....................................        29,859
    700   Merck & Co, Inc........................................        45,369
  1,200   Monsanto Company, CONV PFD 6.5%........................        43,200
    600   Pharmacia & Upjohn, Inc................................        29,775
                                                                   ------------
                                                                        337,953
                                                                   ------------
          Retailing: 6.53%
115,000   Costco Companies, Inc., CONV BOND 0%, 8/19/2017........        99,475
  1,400   Dollar General Corporation ............................        43,225
    900   Dollar General Corporation, STRYPES 8.5%...............        38,925
    200   The Home Depot, Inc. ..................................        13,725
                                                                   ------------
                                                                        195,350
                                                                   ------------
          Services: 5.36%
  1,300   McDonald's Corporation ................................        55,900
 30,000   Omnicom  Group  Inc., CONV BOND 4.25% , 1/3/2007.......        76,163
  1,100   The Walt Disney Company ...............................        28,462
                                                                   ------------
                                                                        160,525
                                                                   ------------
          Staples: 7.39%
    700   Hershey Foods Corporation..............................        34,081
  1,400   McCormick & Company, Incorporated......................        46,288
    700   The Coca-Cola Company..................................        33,644
    500   The Estee Lauder Companies Inc., TRACES 6.25%..........        39,000
  1,100   The Quaker Oats Company................................        68,062
                                                                   ------------
                                                                        221,075
                                                                   ------------

          Technology: 21.12%
  2,500   Amdocs Limited, CONV PFD 6.75%.........................  $     54,063
    500   Computer Associates International, Inc.................        30,625
  1,200   Corning Incorporated...................................        82,275
 15,000   EMC Corporation, CONV BOND 3.25%, 3/15/2002 ...........        95,081
    200   Intel Corporation .....................................        14,862
 25,000   Intel Corporation, CONV BOND 4%, 9/1/2004 .............        62,219
    500   International Business Machines Corporation ...........        60,687
    850   Pitney Bowes Inc. .....................................        51,797
160,000   Solectron Corporation, CONV BOND 0%, 1/27/2019.........        98,400
  1,000   Texas Instruments, Incorporated .......................        82,250
                                                                   ------------
                                                                        632,259
                                                                   ------------
          Telecommunications: 5.52%
    900   Motorola, Inc. ........................................        79,200
  1,500   Nextel STRYPES Trust, CONV PFD 7.25% ..................        86,063
                                                                   ------------
                                                                        165,263
                                                                   ------------
          Utility: 10.51%
    900   Ameritech Corporation..................................        60,469
  1,900   BCE Inc. ..............................................        94,644
  2,400   SkyTel Communications, Inc./MCI Worldcom
            Incorporated, CONV PFD ..............................        92,100
  1,800   The Williams Companies, Inc. ..........................        67,387
                                                                   ------------
                                                                        314,600
                                                                   ------------
          Total Common Stocks and Convertible
           Securities (cost $2,812,135)..........................  $  3,045,672
                                                                   ------------

 $7,513   Firstar Stellar Treasury Fund (cost $7,513)............         7,513
                                                                   ------------
          Total Investments in Securities
            (cost $2,819,648+): 102.00%..........................     3,053,185
          Liabilities less other Assets (2.00%)..................       (59,836)
                                                                   ------------
          TOTAL NET ASSETS: 100% ................................  $  2,993,349
                                                                   ============

+ At September 30, 1999, the cost of securities for Federal income tax purposes is $2,828,715. Gross unrealized appreciation and depreciation of securities on a tax basis were as follows:

          Gross unrealized appreciation..........................  $    354,285
          Gross unrealized depreciation..........................     ($129,815)
                                                                   ------------
             Net unrealized appreciation.........................  $    224,470
                                                                   ============

STATEMENT OF ASSETS AND LIABILITIES at September 30, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $2,819,648) .............................      $3,053,185
   Receivables:
      Due from Advisor .........................................           5,922
      Dividends and interest ...................................           7,075
   Prepaid expenses ............................................          21,089
                                                                      ----------
         Total assets ..........................................       3,087,271

LIABILITIES
   Payables:
      Due to administrator .....................................           2,466
      Fund shares repurchased ..................................          69,358
   Accrued expenses ............................................          22,098
                                                                      ----------
         Total liabilities .....................................          93,922

NET ASSETS .....................................................      $2,993,349
                                                                      ==========

Net asset value and redemption price per share
   ($2,993,349/255,375 shares outstanding; unlimited
   number of shares (par value $0.01) authorized) ..............      $    11.72
                                                                      ==========

Offering price per share ($11.72/0.9425) .......................      $    12.44
                                                                      ==========

COMPONENTS OF NET ASSETS
   Paid-in capital .............................................      $2,691,191
   Accumulated net realized gain on investments ................          68,621
   Net unrealized appreciation on investments ..................         233,537
                                                                      ----------
      Net assets ...............................................      $2,993,349
                                                                      ==========

STATEMENT OF OPERATIONS - For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..................................................    $  72,257
                                                                      ---------

   Expenses
      Administration fees (Note 3) ...............................       29,999
      Advisory fees (Note 3) .....................................       23,276
      Professional fees ..........................................       18,747
      Fund accounting fee ........................................       18,629
      Transfer agent fees ........................................       16,374
      Registration fees ..........................................       10,398
      Distribution expense (Note 4) ..............................        7,759
      Custodian ..................................................        7,201
      Reports to shareholders ....................................        4,255
      Trustees' fees .............................................        3,339
      Other ......................................................        2,762
                                                                      ---------
         Total expenses ..........................................      142,739
         Less: advisory fee waiver and absorption (Note 3) .......      (96,186)
                                                                      ---------
         Net expenses ............................................       46,553
            Net investment income ................................       25,704

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions ..................      188,976
   Net change in unrealized appreciation on
      investments ................................................      342,499
                                                                      ---------
      Net realized and unrealized gain on investments ............      531,475
            Net Increase in Net Assets Resulting
               from Operations ...................................    $ 557,179
                                                                      =========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   Year           Nov. 3, 1997*
                                                   Ended             through
                                              Sept. 30, 1999     Sept. 30, 1998
                                              --------------     --------------

NET INCREASE IN ASSETS FROM OPERATIONS
   Net investment income ...................    $    25,704       $    22,715
   Net realized gain (loss) from
      security transactions ................        188,976          (116,835)
   Net change in unrealized appreciation
      on investments .......................        342,499          (108,962)
                                                -----------       -----------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...........        557,179          (203,082)
                                                -----------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................        (30,220)          (21,719)
                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
      from net change in outstanding
      shares (a) ...........................        475,083         2,216,108
                                                -----------       -----------
   TOTAL INCREASE IN NET ASSETS ............      1,002,042         1,991,307

NET ASSETS
Beginning of period ........................      1,991,307                 0
                                                -----------       -----------
END OF PERIOD ..............................    $ 2,993,349       $ 1,991,307
                                                ===========       ===========

(a) A summary of capital share transactions is as follows:

                                                             Nov. 3, 1997*
                                     Year Ended                 through
                                   Sept. 30, 1999            Sept. 30, 1998
                              -----------------------   ------------------------
                              Shares  Paid in Capital   Shares   Paid In Capital
                              ------  ---------------   ------   ---------------
Shares sold .............     90,975     $ 955,142      205,027    $ 2,215,772
Shares issued in
   reinvestment of
   distributions ........      2,002        23,116        1,483         15,706
Shares redeemed .........    (42,733)     (503,175)      (1,379)       (15,370)
                              ------     ---------      -------    -----------
Net increase ............     50,244     $ 475,083      205,131    $ 2,216,108
                              ======     =========      =======    ===========

*Commencement of operations.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------
                                                 Year            Nov. 3, 1997*
                                                 Ended              through
                                            Sept. 30, 1999      Sept. 30, 1998
                                            --------------      --------------


Net asset value, beginning of period........    $ 9.71              $10.00
                                                ------              ------

Income from investment operations:
   Net investment income....................      0.09                0.14
   Net realized and unrealized gain
      (loss) on investments.................      2.03               (0.29)
                                                ------              ------
Total from investment operations............      2.12               (0.15)

Less distributions:
   From net investment income...............     (0.11)              (0.14)
                                                ------              ------

Net asset value, end of period..............    $11.72              $ 9.71
                                                ======              ======

Total return***.............................     21.88%              (1.61)%+

Ratios/supplemental data:
Net assets, end of period (thousands).......    $2,993              $1,991

Ratio of expenses to average net assets:....
   Before expense reimbursement.............      4.59%               8.51%**
   After expense reimbursement..............      1.50%               1.49%**

Ratio of net investment income to
   average net assets
   After expense reimbursement..............      0.83%               1.82%**

Portfolio turnover rate.....................    113.36%              98.13%

*    Commencement of operations.
**   Annualized.
***  Does not reflect sales load.
+    Not Annualized.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS at September 30, 1999
--------------------------------------------------------------------------------
 Shares/
Principal  COMMON STOCKS &
 Amount    CONVERTIBLE SECURITIES: 97.88%                           Market Value
--------------------------------------------------------------------------------
          Basic Materials: 6.45%
  7,050   Monsanto Company, CONV PFD 6.5%........................  $    253,800
  6,100   Sealed Air Corporation, CONV PFD $2.00.................       309,575
                                                                   ------------
                                                                        563,375
                                                                   ------------
          Capital Goods/Diversified: 2.22%
  7,400   Ingersoll-Rand Co., CONV PFD 6.75%.....................       194,250
                                                                   ------------

          Consumer Cyclical: 10.08%
310,000   Costco Companies, Inc.,
           CONV BOND 0% , 8/19/2017..............................       268,150
  2,275   Dollar General Corporation.............................        70,241
  3,000   Dollar General Corporation,
           STRYPES 8.50%.........................................       129,750
494,000   Four Seasons Hotel, Inc.,
           CONV BOND 0%, 9/23/2029...............................       116,708
  7,400   Tribune Company/Mattel Co.,
           CONV PFD 6.25%........................................       172,975
  2,700   Union Pacific Corporation,
           CONV PFD 6.25%........................................       123,187
                                                                   ------------
                                                                        881,011
                                                                   ------------
          Energy: 6.22%
  5,400   Apache Corporation, CONV PFD 6.5%......................       216,000
  2,000   Diamond Offshore Drilling, Inc.........................        66,750
 80,000   Diamond Offshore Drilling, Inc., CONV BOND 3.75%,
            2/15/2007............................................        84,200
  8,000   Enron Corp., CONV PFD 7% ..............................       176,500
                                                                   ------------
                                                                        543,450
                                                                   ------------
          Finance: 7.62%
  1,650   Bankamerica/Jefferson-Pilot
           Corporation, CONV PFD 7.25%...........................       150,975
  3,650   Citigroup Inc..........................................       160,600
  5,700   CNB Capital Trust, CONV PFD 6%.........................       166,725
  8,960   Lincoln National Corporation, CONV PFD 7.75%...........  $    187,600
                                                                   ------------
                                                                        665,900
                                                                   ------------
          Services: 15.48%
200,000   Clear Channel Communications, Inc.,
           CONV BOND 2.625%, 4/1/2003............................       281,000
  2,500   Cox Communications, Inc.,
           CONV PFD 7%...........................................       144,375
  2,550   Houston Industries, Inc./Time Warner,
           CONV PFD 7%...........................................       260,100
105,000   Omnicom Group Inc.,
           CONV BOND 4.25%, 1/3/2007.............................       266,569
  5,000   The Readers Digest Association, Inc.
           TRACES, CONV PFD 8.25%................................       141,250
  2,900   The Seagram Company Ltd.,
           CONV PFD ACES 7.5%....................................       134,669
  2,200   Wendy's International Inc.,
           CONV PFD 5%...........................................       124,300
                                                                   ------------
                                                                      1,352,263
                                                                   ------------
          Staples: 10.04%
180,000   Athena Neurosciences, Inc./Elan,
           CONV BOND 4.75%, 11/15/2004...........................       202,275
170,000   Centocor, Inc.
           CONV BOND 4.75%, 2/21/2001............................       224,613
100,000   Genzyme Corporation,
           CONV BOND 5.25%, 6/1/2005 ............................       134,875
200,000   Roche Holdings, Inc., CONV BOND 0%,
           4/20/2010.............................................       120,125
  2,500   The Estee Lauder Companies Inc.,
           TRACES 6.25%..........................................       195,000
                                                                   ------------
                                                                        876,888
                                                                   ------------
          Technology: 17.46%
 11,200   Amdocs Limited, CONV PFD 6.75%.........................       242,200
          Technology, continued
 50,000   EMC Corporation, CONV BOND 3.25%,
          3/15/2002 .............................................  $    316,938
 50,000   Exodus Communications, Inc.,
           CONV BOND 5%, 3/15/2006...............................       160,375
550,000   Solectron Corporation,
           CONV BOND 0%, 1/27/2019...............................       338,250
  1,700   Tribune Company/America Online,
           CONV SUB DEBS 2.00%...................................       203,362
250,000   VERITAS Software Corporation,
           CONV BOND 1.86%, 8/13/2006............................       264,375
                                                                   ------------
                                                                      1,525,500
                                                                   ------------
          Telecommunications: 18.63%
  2,750   MediaOne Group, Inc./Vodafone,
           CONV PFD 6.25%........................................       288,578
    500   Motorola, Inc..........................................        44,000
220,000   Motorola, Inc., CONV BOND 0%,
           9/27/2013.............................................       230,175
  6,700   Nextel STRYPES Trust,
           CONV PFD 7.25%........................................       384,413
  1,550   QUALCOMM Incorporated,
           CONV PFD 5.75%........................................       411,137
  7,000   SkyTel Communications, Inc./MCI Worldcom, Incorporated,
           CONV PFD 2.25%........................................       268,625
                                                                   ------------
                                                                      1,626,928
                                                                   ------------
          Utility: 3.68%
  8,600   The Williams Companies, Inc............................       321,962
                                                                   ------------

          Total Common Stocks and Convertible
                Securities (cost $7,809,564).....................     8,551,527
                                                                   ------------

--------------------------------------------------------------------------------
Principal
  Amount  Short-Term Investments: 0.99%
--------------------------------------------------------------------------------
$86,718   Firstar Stellar Treasury Fund (cost $86,718)...........        86,718
                                                                   ------------

          Total Investments in Securities
                 (cost $7,896,282+): 98.87%......................     8,638,245
          Other Assets less Liabilities: 1.13%...................        99,106
                                                                   ------------
          TOTAL NET ASSETS: 100% ................................  $  8,737,351
                                                                   ============

+ At September 30, 1999, the cost of securities for Federal income tax purposes is $7,899,656. Gross unrealized appreciation and depreciation of securities on a tax basis were as follows:

          Gross unrealized appreciation..........................  $  1,095,703
          Gross unrealized depreciation..........................     ($357,114)
                                                                   ------------
                  Net unrealized appreciation...................   $    738,589
                                                                   ============

STATEMENT OF ASSETS AND LIABILITIES at September 30, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $7,896,282) ............................       $8,638,245
   Receivables:
      Due From Advisor ........................................              812
      Dividends and interest ..................................           19,850
      Fund shares sold ........................................           77,116
      Securities sold .........................................           13,175
   Prepaid expenses and other .................................           19,508
                                                                      ----------
         Total assets .........................................        8,768,706

LIABILITIES
   Payables:
      Due to administrator ....................................            2,466
      Dividends ...............................................            3,525
      Securities purchased ....................................            4,000
   Accrued expenses ...........................................           21,364
                                                                      ----------
         Total liabilities ....................................           31,355

NET ASSETS ....................................................       $8,737,351
                                                                      ==========

NETASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($8,737,351/666,061 shares outstanding; unlimited
  number of shares (par value $0.01) authorized) ..............       $    13.12
                                                                      ==========

OFFERING PRICE PER SHARE ($13.12/0.9425) ......................       $    13.92
                                                                      ==========

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................       $7,760,581
   Undistributed net realized gain on investments .............          234,807
   Net unrealized appreciation on investments .................          741,963
                                                                      ----------
      Net assets ..............................................       $8,737,351
                                                                      ==========

STATEMENT OF OPERATIONS - For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ................................................    $   155,008
      Interest .................................................          7,847
                                                                    -----------
            Total income .......................................        162,855

   Expenses
      Administration fees (Note 3) .............................         29,999
      Advisory fees (Note 3) ...................................         40,522
      Professional fees ........................................         18,748
      Fund accounting fee ......................................         19,229
      Transfer agent fees ......................................         16,374
      Registration fees ........................................         10,294
      Distribution expense (Note 4) ............................         13,507
      Custodian ................................................          6,801
      Reports to shareholders ..................................          4,255
      Trustees' fees ...........................................          3,339
      Other ....................................................          3,138
                                                                    -----------
         Total expenses ........................................        166,206
         Less: advisory fee waiver and absorption (Note 3) .....        (85,162)
                                                                    -----------
         Net expenses ..........................................         81,044
            Net investment income ..............................         81,811

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from security transactions ................        276,358
   Net change in unrealized appreciation
      on investments ...........................................        794,811
                                                                    -----------
      Net realized and unrealized gain on investments ..........      1,071,169
            NET INCREASE IN NET ASSETS
                 RESULTING FROM OPERATIONS .....................    $ 1,152,980
                                                                    ===========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  Year           Nov. 3, 1997*
                                                  Ended             through
                                             Sept. 30, 1999     Sept. 30, 1998
                                             --------------     --------------
NET INCREASE IN ASSETS FROM OPERATIONS
   Net investment income ...................   $    81,811       $    23,887
   Net realized gain (loss) from
      security transactions ................       276,358           (38,109)
   Net change in unrealized appreciation
      (depreciation) on investments ........       794,811           (52,848)
                                               -----------       -----------
      NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING  FROM
         OPERATIONS ........................     1,152,980           (67,070)
                                               -----------       -----------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income ...................       (86,569)          (22,571)
                                               -----------       -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived
      from net change in outstanding
      shares (a) ...........................     5,992,141         1,768,440
                                               -----------       -----------
   TOTAL INCREASE IN NET ASSETS ............     7,058,552         1,678,799

NET ASSETS
Beginning of period ........................     1,678,799                 0
                                               -----------       -----------
END OF PERIOD ..............................   $ 8,737,351       $ 1,678,799
                                               ===========       ===========

(a)      A summary of capital share transactions is as follows:

                                     Year                   Nov. 3, 1997*
                                     Ended                     through
                                Sept. 30, 1999             Sept. 30, 1998
                            -----------------------    ------------------------
                            Shares  Paid In Capital    Shares   Paid in Capital
                            ------  ---------------    ------   ---------------
Shares sold..............    520,970   $6,336,978      172,304     $1,777,767
Shares issued in
  reinvestment of
  distributions..........      6,153       76,958        2,091         21,976
Shares redeemed..........    (32,319)    (421,795)      (3,138)       (31,303)
                             -------   ----------      -------     ----------
Net increase.............    494,804   $5,992,141      171,257     $1,768,440
                             =======   ==========      =======     ==========

*    Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------------------
                                                 Year            Nov. 3, 1997*
                                                 Ended              through
                                            Sept. 30, 1999      Sept. 30, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period........    $ 9.80              $10.00
                                                ------              ------

Income from investment operations:
   Net investment income....................      0.18                0.21
   Net realized and unrealized gain
      (loss) on investments.................      3.33               (0.21)
                                                ------              ------
Total from investment operations............      3.51                0.00

Less distributions:
   From net investment income...............     (0.19)              (0.20)
                                                ------              ------

Net asset value, end of period..............    $13.12              $ 9.80
                                                ======              ======

Total return***.............................     35.98%              (0.10%)+

Ratios/supplemental data:
Net assets, end of period (thousands).......    $8,737              $1,679

Ratio of expenses to average net assets:
   Before expense reimbursement.............      3.06%              11.28%**
   After expense reimbursement..............      1.50%               1.49%**

Ratio of net investment income to
   average net assets
   After expense reimbursement..............      1.51%               2.62%**

Portfolio turnover rate.....................    120.16%             147.56%

*    Commencement of operations.

**   Annualized.

***  Does not reflect sales load.

+    Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at September 30, 1999
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Rockhaven Fund and Rockhaven Premier Dividend Fund (the "Funds") are each a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Rockhaven Fund's primary investment objective is obtaining above average current income together with capital appreciation. The Rockhaven Premier Dividend Fund's primary investment objective is obtaining high current income and its secondary objective is seeking capital appreciation. The Funds attempt to achieve their objectives by investing in a diversified portfolio of equity securities. The Funds began operations on November 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be value at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended September 30, 1999, Rockhaven Asset Management, LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 1999, the Rockhaven Fund and The Rockhaven Premier Dividend Fund incurred $23,276 and $40,522, respectively, in Advisory Fees.

     The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by each Fund and to pay each Fund's operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees' subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended September 30, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $96,186 for The Rockhaven Fund and $85,162 for The Rockhaven Premier Dividend Fund; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $183,829 for The Rockhaven Fund and $174,525 for The Rockhaven Premier Dividend Fund at September 30, 1999.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews each Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Trust has adopted a Distribution Plan (the "Plan" ) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds may pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distribution Coordinator as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the period ending September 30, 1999, the Funds paid the Distribution Coordinator in the amount of $7,759 for The Rockhaven Fund and $13,507 for The Rockhaven Premier Dividend Fund.

NOTE 5 - SECURITIES TRANSACTIONS

     For the year ended September 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for The Rockhaven Fund, were $3,901,698 and $3,397,456, respectively.

     For the year ended September 30, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, for The Rockhaven Premier Dividend Fund, were $12,190,124 and $6,319,160, respectively.

                          INDEPENDENT AUDITOR'S REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Rockhaven Fund and The Rockhaven Premier Dividend Fund, series of Advisors Series Trust (the "Funds") at September 30, 1999, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from November 3, 1997 (commencement of operations) to September 30, 1998, including financial highlights for the period then ended, were audited by other independent accountants whose report dated October 23, 1998 expressed an unqualified opinion on those financial statements.


/s/ PricewaterhouseCoopers LLP

New York, New York
November 5, 1999

CHANGE IN INDEPENDENT ACCOUNTANT

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Funds pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Funds during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audit for the period from November 3, 1997 (commencement of operations) through September 30, 1998, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Funds, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                    ADVISOR
                        Rockhaven Asset Management, LLC
                          100 First Avenue, Suite 850
                              Pittsburgh, PA 15222
                               www.rockhaven.com

                                  DISTRIBUTOR
                         First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                               Phoenix, AZ 85018

                                   CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788
                                  888-263-6452

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.